EXHIBIT 10.93

Amendment #A.005
20020124.5.S.5 — Nodal Voice Ordering & Provisioning
Between
Startek, Inc.
And
AT&T Services, Inc.

 * Material has been omitted pursuant to a request for confidential treatment and such material has been filed separately with the Securities and Exchange Commission. An asterisk within brackets denotes omissions.

Amendment No. 20020124.5.S.5.A.005
AMENDMENT NO. 20020124.5.S.5.A.005
AGREEMENT NO. 20020124.5.S.5 — Nodal Voice Ordering & Provisioning
This Amendment, effective April 1, 2007 (“Effective Date”), and amending Agreement No. 20020124.5.S.5, is by and between Startek, Inc., a Delaware corporation (“Supplier”) and AT&T Services, Inc. (formerly AT&T Corp.), a Delaware corporation (“AT&T”), each of which may be referred to in the singular as “Party” or in the plural as “Parties.”
WITNESSETH
WHEREAS, Supplier and AT&T entered into Agreement No. 20020124.5.S.5, on April 15, 2004, as amended by Amendment 1, dated December 20, 2004, Amendment 2, dated April 28, 2005, Amendment 3, dated December 1, 2005 and Amendment 4, dated August 31, 2006 (the “Agreement”); and
WHEREAS, Supplier and AT&T entered a new Master Agreement Number 20070105.006.C (“Master Agreement”) signed by Startek, Inc. on January 26, 2007 and AT&T on January 18, 2007 and the terms and conditions of this Master Agreement shall now govern this Agreement.
WHEREAS, Supplier and AT&T desire to further amend the Agreement as hereinafter set forth; and
ACCORDINGLY, the parties hereby agree as follows:
Agreement Number 20070105.006.C from the Effective Date forward shall govern and control Order No. 20020124.5.S.5 that was originally issued pursuant to Agreement No. 20020124.5.C. Agreement Number 20070105.006.C is hereby incorporated by reference into Agreement Order No. 20020124.5.S.5 and 20020124.5.C shall be of no effect.
Now, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Parties hereto agree as follows:
1.	Section III ‘INVOICING’ is hereby modified to change Company’s Representative for invoicing to: [*] ([*])

2.	Section IV ‘Company’s Technical Representative’ is hereby deleted and replaced with the following:

“IV Company’s Technical Representative is [*] located at the following address:
Proprietary Information
The information contained in this Agreement is not for use or disclosure outside AT&T Services, Inc., Startek, Inc., their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

Amendment No. 20020124.5.S.5.A.005
[*]
AT&T Corp
Room 3C125
One AT&T Way
Bedminster, NJ 07921
Phone [*]
[*]
3.	Section VII ‘TERM’, is hereby amended to change the end date to March 31, 2008.

4.	Section VIII is hereby modified to add at the beginning of the Section:

“The maximum expenditure for the Complex Voice Ordering Work under this Amendment shall not exceed [*] Dollars ($[*]) and the maximum expenditure for the Corporate ITS Nodal Ordering Work under this Amendment shall not exceed [*] Dollars ($[*].)

5.	Section X Supplier’s Representative is hereby added:
[*]
Director — Client Services
44 Cook Street
Denver, CO 80206
Phone [*]
Email: [*]
6.	Attachment A Statement of Work “Section A Work Description” is hereby modified to replace the fist paragraph with the following:

“Contractor shall provide Voice Ordering services and Voice Ordering Support Services to Company, as determined by Company.

7.	Attachment A Statement of work “Section C Volume and Forecasting Process” is hereby modified to replace the first sentence with the following:

“Company anticipates it will generate a volume of Work for Contractor to staff [*] Order Specialists for Complex Voice Ordering (subject to Company’s written request and written approval) [*] percent ([*]%)”

8.	Attachment A Statement of Work “Section T ‘Operational Control Compliance Provision” is hereby modified to replace Exhibit A with the attached.
Proprietary Information
The information contained in this Agreement is not for use or disclosure outside AT&T Services, Inc., Startek, Inc., their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

Amendment No. 20020124.5.S.5.A.005
The terms and conditions of Agreement No. 20020124.5.S.5 in all other respects remain unmodified and in full force and effect.
IN WITNESS WHEREOF, the Parties have caused this Amendment A.005 to Agreement No. 20020124.5.S.5 to be executed, which may be in duplicate counterparts, each of which will be deemed to be an original instrument, as of the date the last Party signs.

Startek, Inc.		AT&T Services, Inc.

By:	/s/ Patrick M. Hayes	By:	/s/ Keith Connolly

Printed Name:	Patrick M. Hayes	Printed Name:	Keith Connolly

Title:	COO	Title:	Vice President — Global Strategic Sourcing

Date:	3/20/07	Date:	3/20/07

Proprietary Information
The information contained in this Agreement is not for use or disclosure outside AT&T Services, Inc., Startek, Inc., their Affiliates and their third party representatives, except under written agreement by the contracting Parties.

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